Filed pursuant to Rule 497

File Nos. 333-171987 and 811-22524

Precidian ETFs Trust

(the “Trust”)

Supplement dated December 28, 2012

to the Prospectus dated July 30, 2012

MAXISSM Nikkei 225 Index Fund (the “Fund”)

This supplement to the prospectus dated July 30, 2012 for the MAXISSM Nikkei 225 Index Fund, a series of the Precidian ETFs Trust, updates the prospectus to include additional information as described below:

To the extent Precidian Funds LLC, adviser to the Fund (“Claimant”), makes investments on behalf of the Fund that are regulated by the Commodities Futures Trading Commission, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). Precidian Funds LLC has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and is therefore not subject to registration or regulation as a commodity pool operator under the CEA.

Our prospectus and statement of additional information may be obtained at no cost either: online at precidianfunds.com; by calling Precidian ETFs at 855-621-0930 or by mailing a request to Precidian ETFs Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101.

Investors Should Retain This Supplement for Future Reference